UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 26, 2007

Trubion Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33054	52-2385898

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
2401 Fourth Avenue, Suite 1050
Seattle, Washington
(Address of principal executive offices, including zip code)
(206) 838-0500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 26, 2007, Trubion Pharmaceuticals, Inc. issued a press release relating to its financial results for its fourth quarter and year ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
This information furnished under “Item 2.02. Results of Operations and Financial Condition,” including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of Trubion Pharmaceuticals, Inc., except as shall be expressly set forth by specific reference in such document.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Trubion Pharmaceuticals, Inc. issued March 26, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBION PHARMACEUTICALS, INC.

By:	/s/ Peter Thompson

Peter A. Thompson, M.D., FACP
President, Chief Executive Officer and
Chairman of the Board of Directors
Date: March 26, 2007

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of Trubion Pharmaceuticals, Inc. issued March 26, 2007